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                                                                    Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED CHARTERED ACCOUNTANTS

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-120730 of DataWave Systems Inc. on Form S-4 of our report dated May 26, 2004 (except as to Note 12, which is as of June 2, 2004), appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Vancouver, Canada
December 28, 2004